UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):     October 31, 2008

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code                                      (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Items.

We are herein providing revised financial statements of Insituform Technologies, Inc. and the related management’s discussion and analysis of financial condition and results of operations for the three and six months ended June 30, 2008, the three months ended March 31, 2008 and the three years ended December 31, 2007. In 2008, the Company has been in transition following the appointment of a new Chief Executive Officer in April. The Company has also realigned management of certain of its operations and experienced growth in certain previously immaterial operations. As a result of this appointment and the Chief Executive Officer’s review and assessment of the Company’s business operations, and in connection with the Company’s regular review and evaluation of its reportable segments, the Company identified new reportable segments according to the guidance of SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. The Company previously had two reportable segments – Rehabilitation and Tite Liner. In connection with the realignment, the Company divided the Rehabilitation segment into four new reportable segments (North American Sewer Rehabilitation, European Sewer Rehabilitation, Asia-Pacific Sewer Rehabilitation and Water Rehabilitation) and renamed the Tite Liner segment as our Energy and Mining segment. Accordingly, our historical segment financial information and related disclosures have been reclassified to reflect our current internal structure. Under generally accepted accounting principles, we are required to reclassify amounts related to segment reporting on a basis comparable to our current presentation. The historical financial information included in the Exhibits hereto, which Exhibits are incorporated herein by reference, have been revised and updated from their original presentations to reflect our segment realignment during the third quarter of 2008.

No other changes or modifications have been made to these financial statements.

Item 9.01                      Financial Statements and Exhibits.

(d)           The following exhibits are filed as part of this report:

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Item 1. Financial Statements, quarterly report on Form 10-Q for the period ended June 30, 2008 filed July 29, 2008.
99.2	Revised Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, quarterly report on Form 10-Q for the period ended June 30, 2008 filed July 29, 2008.
99.3	Revised Item 1. Financial Statements, quarterly report on Form 10-Q for the period ended March 31, 2008 filed May 7, 2008.
99.4	Revised Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, quarterly report on Form 10-Q for the period ended March 31, 2008 filed May 7, 2008.
99.5	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, annual report on Form 10-K for the year ended December 31, 2007 filed March 10, 2008.
99.6	Revised Item 8. Financial Statements and Supplementary Data, annual report on Form 10-K for the year ended December 31, 2007 filed March 10, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                INSITUFORM TECHNOLOGIES, INC.

                By:         /s/ David F. Morris
                David F. Morris
                Senior Vice President, General Counsel and
                Chief Administrative Officer

Date:   November 4, 2008

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INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Item 1. Financial Statements, quarterly report on Form 10-Q for the period ended June 30, 2008 filed July 29, 2008.
99.2	Revised Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, quarterly report on Form 10-Q for the period ended June 30, 2008 filed July 29, 2008.
99.3	Revised Item 1. Financial Statements, quarterly report on Form 10-Q for the period ended March 31, 2008 filed May 7, 2008.
99.4	Revised Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, quarterly report on Form 10-Q for the period ended March 31, 2008 filed May 7, 2008.
99.5	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, annual report on Form 10-K for the year ended December 31, 2007 filed March 10, 2008.
99.6	Revised Item 8. Financial Statements and Supplementary Data, annual report on Form 10-K for the year ended December 31, 2007 filed March 10, 2008.

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